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Investor Presentation

February 2023

Disclaimer

This Presentation has been prepared in connection making an evaluation with respect to a proposed business combination (the "Transaction") between Colombier Acquisition Corp. ("Colombier") and PSQ Holdings, Inc. ("PublicSq.").

This Presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Colombier or PublicSq. or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of Colombier or PublicSq. or any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed.

This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this prospectus may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

Forward-Looking Information

This Presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the Transaction. Any statements other than statements of historical fact contained in this Presentation are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSq. and the Proposed Transaction and the future held by the respective management teams of Colombier or PublicSq, the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of PublicSq. and expected financial impacts of the Proposed Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, financing transactions, if any, related to the Proposed Transaction, the level of redemptions of Colombier's public stockholders and the products and markets and expected future performance and market opportunities of PublicSq. These forward-looking statements generally are identified by the words "anticipate," "believe," "could," "expect," "estimate," "future," "intend," "may," "might," "strategy," "opportunity," "plan," "project," "possible," "potential," "project," "predict," "scales," "representative of," "valuation," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to those set forth on slide 28 of this presentation. Recipients should carefully consider such factors and the other risks and uncertainties to be described in the "Risk Factors" section of the registration statement on Form S-4 (the "Form S-4") to be filed by Colombier in connection with the Proposed Transaction and other documents filed or to be filed by Colombier from time to time with the Securities and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither PublicSq. nor Colombier assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither PublicSq. nor Colombier gives any assurance that either PublicSq. or Colombier, or the combined company, will achieve its expectations.

Any financial projections presented in this Presentation represent the current estimates by PublicSq's management of future performance based on various assumptions, which may or may not prove to be correct. PublicSq's independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the projections and accordingly they did not express an opinion or provide any other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying these projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks that could cause actual results to differ materially from those contained in these projections. Accordingly, there can be no assurance that these projections will be realized. Further, industry experts may disagree with these assumptions and with management's view of the market and the prospects for PublicSq.

Disclaimer

While the information contained in this Presentation is believed to be accurate, no representation or warranty is given or made, express or implied, as to the achievement, reasonableness, completeness or accuracy of, and no reliance should be placed on, any projections, estimates, forecasts, analyses or forward looking statements contained in this Presentation which involve by their nature a number of risks, uncertainties or assumptions that could cause actual results or events to differ materially from those expressed or implied in this Presentation. Only those particular representations and warranties made in a definitive written agreement and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. By its acceptance hereof, each recipient agrees that neither Colombier nor PublicSq. shall be liable for any direct, indirect, consequential or any other loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation, along with other information furnished in connection therewith, and any such liability is expressly disclaimed.

Certain Assumptions

Unless otherwise expressly stated herein, all information relating to the proposed Transaction: (i) assumes no redemptions by Colombier stockholders in connection with the Transaction; (ii) does not give effect to any PIPE or other financing that may be raised in connection with or in anticipation of the Transaction; (iii) does not assume the future exercise of or otherwise give effect to Colombier's outstanding warrants held by public investors or Colombier's sponsor, (iv) assumes that no additional shares of common stock will be issued in the future as earnout merger consideration in connection with the Transaction; and (iv) does not give effect to future equity awards contemplated to be issued in connection with or following completion of the Transaction.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of Colombier, PublicSq. or their respective affiliates and any third parties that provide information to Colombier or PublicSq., such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Colombier, PublicSq. or their respective affiliates and any third parties that provide information to Colombier or PublicSq., such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of Colombier, PublicSq. or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

Trademarks and Intellectual Property

All trademarks, service marks, and trade names of PublicSq. or Colombier or their respective affiliates used herein are trademarks, service marks, or registered trade names of PublicSq. or Colombier, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with PublicSq. or Colombier, or an endorsement or sponsorship by or of PublicSq. or Colombier. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that PublicSq., Colombier or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Disclaimer

Additional Information and Where to Find It

In connection with the Proposed Transaction, Colombier intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Proposed Transaction and a preliminary proxy statement with respect to a stockholder meeting at which Colombier's stockholders will be asked to vote on the Proposed Transaction. Colombier and PublicSq. urge investors, stockholders, and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the Proposed Transaction. After the Form S-4 has been filed and declared effective, Colombier will mail the definitive proxy statement/prospectus to stockholders of Colombier as of a record date to be established for voting on the Proposed Transaction. Colombier's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Colombier Acquisition Corp., 214 Brazilian Avenue, Suite 200-A, Palm Beach, FL 33480; e-mail: ir@colombierspac.com. These documents, once available, can also be obtained, without charge, at the SEC's website www.sec.gov.

Participants in the Solicitation

Colombier and its directors and officers may be deemed participants in the solicitation of proxies of Colombier's shareholders in connection with the proposed Transaction. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of Colombier's executive officers and directors in the solicitation by reading Colombier's final prospectus filed with the SEC on June 9, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Transaction when they become available. Information concerning the interests of Colombier's participants in the solicitation, which may, in some cases, be different from those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

PublicSq.and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Colombier in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be included in the proxy statement/prospectus for the proposed Transaction.

No Offer or Solicitation

Neither the dissemination of this Presentation nor any part of its contents is to be taken as any form of commitment on the part of Colombier or PublicSq. or any of their respective affiliates to enter any contract or otherwise create any legally binding obligation or commitment.

This Presentation does not constitute or form part of any offer or invitation to sell, or any solicitation of any offer to purchase any interests in Colombier or PublicSq, nor shall it or any part of it or the fact of its distribution form the basis of, or be relied on in connection with, any contract or commitment or investment decisions relating thereto, nor does it constitute a recommendation regarding the interests in Colombier or PublicSq. No securities commission or regulatory authority in the United States or in any other country has in any way opined upon the accuracy or adequacy of this Presentation or the materials contained herein. This Presentation is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities laws and shall not form the basis of any contract.

Transaction Overview

Introduction to Presenters

PublicSq.



Michael Seifert
CEO & Chairman



Nick Ayers
Director

Colombier Acquisition Corp



Omeed Malik
CEO & Chairman

Transaction Highlights

Overview	▪ Colombier Acquisition Corp. (NYSE: CLBR), a special purpose acquisition company with ~\$173.5M cash held in trust, intends to merge with PSQ Holdings, Inc. ("PublicSq.")
Transaction Consideration	▪ \$200M in newly issued Class A and Class C shares, valued at \$10 per share; earnout shares to be issued based on post-close trading price ▪ Represents an attractive entry valuation given growth profile and TAM
Capital Structure	▪ Pro forma for the transaction, PublicSq. will receive up to ~\$159M in cash to the balance sheet to enable and accelerate future growth initiatives[1]
Pro Forma Ownership	▪ PublicSq. existing shareholders and management are rolling 100% of their equity into the transaction ▪ CLBR Sponsor common shares and PublicSq. management's common shares are subject to lock-up restrictions

1. Assumes no redemptions by CLBR public stockholders.

Colombier a Value Creating Sponsor Partner

Team Brings Significant Operating Experience and Thought Leadership

Colombier Leadership Team



Omeed Malik
CEO

- Founder and CEO of Farvahar Partners, a boutique investment bank that has advised on over $3B of transactions
- 2012-2018: MD and the Global Head of the Hedge Fund Advisory Business at Bank of America Merrill Lynch
- Contributing Editor and minority owner of The Daily Caller
- Former securities Lawyer at Weil, Gotshal & Manges LLP



Ryan Kavanagh
Director

- Co-founder of Triller
- Produced, distributed, and/or structured financing for 200+ films; holding the distinction of being the 25th highest grossing film producer of all time
- Originated a number of "first of their kind" deals, including the creation of Marvel Studios



Jonathan Kiedan
Director

- Founder of Torch Capital, an early-stage consumer venture fund focusing on mission-oriented, next-gen consumer brands and tech platforms
- Early backer of several top consumer startups including Compass, Sweetgreen, Ro, Acorns, ZocDoc, and Digital Ocean, with a combined current market value of over $13B



Eddie Kim
Director

- Founder and CEO of Memo, a brand narrative measurement platform
- Chairman of Mixlab Pet Pharmacy, a pet pharmacy specializing in custom veterinary medications
- Founding Board Director of Gracious Hospitality Management, owner of Michelin starred Cote Korean Steakhouse

Track Record of Shareholder Value Creation

- Members of Colombier Management and the Colombier Board of Directors are leaders in building, financing, and monetizing consumer platforms and brands

Representative Track Record

- Daily Caller
- Blink Health
- ro
- Triller
- Snapchat
- Spotify
- lyft
- sweetgreen

Post-Business Combination Value Add

- Colombier relationships with tastemakers and media outlets offer potential to promote brand recognition, customer engagement, and earned media post-combination
- Experience investing and driving growth at the nexus of technology and consumer products across a variety of categories. CEO/Chairman of Colombier expected to join post-closing board

Our Vision

Great companies are not created. They rise as a force of conviction. They are rooted in a worldview, and if done right, they rarely ask us to believe – they are simply believable.

As an idea grows into a movement, it changes hands. It moves from the founders to team members, early adopters, media, industry, and eventually pop culture. As it becomes embedded in the culture, in the fabric of those that believe in it, its power forces change. Change that we believe is desperately needed in America today as people continue to denigrate this great nation and disparage the principles on which it was built.

We're here to change that. We're here to serve America by supporting and building out a network of companies and brands rooted in the worldview of American exceptionalism. Companies that were built to serve hardworking Americans who still believe in the values that built this great nation and want to see it grow.

Our path to empowering the pro-American economy will be methodical and intentional but, in the end, it will be...

For Americans, By Americans...and For America.



PublicSq. is Changing Everything.

PublicSq. is the marketplace that empowers like-minded, patriotic Americans to discover and support companies that share their values.

65% of Americans say that they're very or extremely proud to be an American.[1] We believe that corporate America's recent embrace of progressive ideas and policies such as DEI and ESG have left many patriotic Americans wondering where they can spend their hard-earned money in alignment with their values.

71% of Americans say they prefer buying from companies that share their values.[2] Through our app and web experiences, customers are able to search for, shop, and share these freedom-loving companies and products, both locally and nationally.

America's Marketplace

Discover patriotic alternatives to your favorite purchases on the PublicSq. marketplace.

1. Source(s): Statista: How proud are you to be an American (November 2022), GS Strategy Group: Responsible Corporate Leadership Survey (December 2019)
2. Source(s): 5W Consumer Culture Report (2020)

The PublicSq. Platform

In less than eight months since our nationwide launch in July of 2022, PublicSq. has become the largest values-aligned marketplace of pro-America businesses and consumers... **and we're just getting started.**

By the Numbers

as of 02/15/2023

450,000+ Active Members①	**40,000+** Businesses
38% MoM Consumer Growth Rate②	**29%** MoM Business Growth Rate③

Region shown below is in California



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1. "Active Members" refer to unique consumer membership accounts with all required contact information that have not been deactivated or deleted.
2. Month over Month from the period beginning April 1, 2022 through December 31 ,2022.
3. Month over Month from the period beginning April 1, 2022 through December 31, 2022.

PublicSq.

We Believe

- We are united in our commitment to freedom and truth — that's what makes us Americans.
- We will always protect the family unit and celebrate the sanctity of every life.
- We believe small businesses and the communities who support them are the backbone of our economy.
- We believe in the greatness of this Nation and will always fight to defend it.
- Our Constitution is non-negotiable — government isn't the source of our rights, so it can't take them away.


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Investment Highlights

- Leading mission-driven platform connecting patriotic Americans with like-minded businesses
- Multiple revenue streams to accelerate financial growth and performance
- Large TAM of estimated 100M+ Americans increasingly ignored by existing platforms and marketplaces[1]
- Proprietary data and analytics to enable launch of wholly-owned consumer products line for America-first consumers
- Values-verification by PublicSq. helps ensure platform mutual trust in order to drive customer satisfaction and retention
- Management team with strong personal conviction and alignment with platform users

1. Source(s): Americans' Political Ideology: Gallup (2021)

Disconnect Between the Values of Large Corporations and Patriotic Consumers

Creates Significant Market Opportunity



Serving an Unaddressed Market
PublicSq.
amazon.com
$958B Mkt Cap
yelp
$2B Mkt Cap
THRIVE MARKET
$650MM[1] Mkt Cap
LTK
$2.5B Mkt Cap
Etsy
$15.4B Mkt Cap
Progressive Priorities
Traditional, Pro-America Values

1. Based on the latest private market valuation shown by PitchBook as of February 24, 2023

Our Solution: PublicSq's Values are Aligned with Customers

Until now, there was no easy-to-access network for values-driven consumers to discover which of the 30M small businesses in the United States are run by business owners with traditional views.[1]

Our mission: be the largest, traditional-values-driven marketplace in the country and we believe that there is an obtainable market of 35+ million weekly active local shoppers[2] within 4 years.

We believe our marketplace network is the sole, widely accessible repository for companies promoting traditional American values and given our in-app revenue strategy and significant follow-on opportunities, we believe we are the clear leader in a sizable, yet largely unaddressed market.



71% of Americans say they prefer buying from companies that align with their values, including 83% of millennials[3]

1. Source(s): U.S. Small Business Administration (2022)
2. Source(s): Yelp and Nextdoor Usage Statistics (2022)
3. Source(s): 5W Consumer Culture Report (2020)

How it Works: Businesses

When a new business owner signs up for our platform, they're asked to confirm that they respect the core values of PublicSq.

By affirming this, our businesses agree that they will not support causes that are in direct conflict with our core values.

Businesses that elect to advertise their services on PublicSq. enter into a paid multi-month subscription contract in order to increase their exposure to the consumers in our network.


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How it Works: Consumers

Members download the app, create an account, and are able to search, shop and share values-aligned businesses in their local area and online.

Not only does PublicSq. exist as a values-aligned directory, but we're working to make the online shopping experience seamless as well.

The PublicSq. e-commerce platform is in active development with an expected release date later in 2023. The new platform will provide in-app shopping capabilities with discounts at businesses on the platform exclusively for the PublicSq. community.

Search

Find values-aligned businesses locally and online

Shop

Change the country with the power of your wallet

Share

Connect with like-minded businesses and community

Region shown below is in Texas


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Significant Recent Progress…
And We're Just Getting Started

Q1 2021

PublicSq. started in a garage

Q3 2021

Prototype of our app in testing, PublicSq. brand was finalized

Q4 2021

Limited release app on iOS, Android, and Web in San Diego County, followed by quickly by CA Launch

Q1 2022

Launched Ambassador Program in CA

Q2 2022

Expanded with a beta release to the first 10 states; launched subscription advertising revenue model

Q3 2022

Platform Launched nationwide

Q1 2023

Release of our 2.0 Platform & Announcement of a Business Combination with Colombier Acquisition Corp.

How it Works: Our Outreach Program

A curated group of over 350 highly influential individuals have been selected to act as ambassadors and influencers to advocate for our platform and its core values.

Our Outreach Program has an aggregate following of 40M+ people.

Ambassadors and influencers are supplied with a unique invite link that rewards them for each new member or business they invite to PublicSq.

Since the start of our Outreach Program in March 2022, this program has been a very successful tool in driving new consumers and businesses to the platform.


PublicSq. App


PublicSq. App
Increase in Revenue
PSQ. Holdings Inc.
Data Trends & Consumer Habits
PublicSq.
Our D2C Products

Our Business Model

The PublicSq. app serves as our primary ecosystem that connects freedom-loving consumers and businesses with shared values in order to create immediate trust-driven transactions.

We capture data about what our consumers are searching for and utilize that data to highlight opportunities in the market. If our community is searching for a product and there is not currently a values-aligned option, this is a chance for us to expand our product offering to our consumers through the creation of our own brands.

We intend to work with teams of industry experts to create, build, launch, and maintain our own direct-to-consumer (D2C) brands. We believe these will enable us to realize attractive margins because we have already established the primary customer acquisition channel.

We believe our mutually reinforcing business model will dramatically increase the revenue potential of our company and allow us to expand the reach of both the platform and each of the individual brands.

Our Target Consumer: **"Holly"**

With over 450,000 active members in our database, we've obtained data (consistent with our privacy policy) on *who* is using our app – and *what* they're looking for.

Meet "Holly": A 37 year old, upper-middle class woman with two kids who holds most of the spending power in the family. She's a "momma bear" who wants the products she buys and the businesses she supports to align with her traditional American values.

Holly is representative of the largest demographic in our community and now **we're making sure that Holly can find the products she wants.**



Our Roadmap to Success

2023 Growth & Expansion

We believe 2023 will be a key year of development and growth for PublicSq.

We plan to launch enhancements to our online shopping feature within the app and a user rewards program that we believe will continue to increase the level of convenience of the transaction experience.


PublicSq.
D2C Products
Beta test and launch 2.0 version of PublicSq. app
Q1 2023
In parallel, product development on first D2C product
Q2 2023
Launch first D2C brand by end of Q2
Introduce E-Commerce and begin large scale marketing campaign
Q3 2023
Development of subsequent D2C products
Launch Consumer Loyalty Programs
Q4 2024

PublicSq.

Colombier Transaction Overview

Transaction Summary

Transaction Overview

- Up to $173.5M CLBR cash held in trust (subject to redemptions) will be used to fund and accelerate future growth initiatives, pay transaction expenses, and other general corporate purposes
- PublicSq. existing shareholders and management are rolling 100% of their equity into the transaction
- CLBR Sponsor common shares and PublicSq. management common shares also subject to lock-up restrictions

Pro Forma Valuation ($M, except per share data)

Total shares outstanding[2]	41.56M
Price per share	$10.00
Equity value	**$416**
Less: net cash	($159)
Total enterprise value	**$258**

Sources and Uses ($M)

Sources		Uses	
SPAC Cash in Trust[1]	$173.5	PublicSq. Rollover Equity	$200.0
PublicSq. Rollover Equity	200.0	Cash to Pro Forma Balance Sheet	$158.5
		Assumed Transaction Fees	15.0
Total Sources	**$373.5**	**Total Uses**	**$373.5**

Pro Forma Illustrative Ownership Breakdown



CLBR Sponsor
10.4%
CLBR Public Stockholders
41.5%
100% Existing Investor Rollover
48.1%[3]

1. Assumes none of Colombier Acquisition Corp. holders exercise redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
2. Pro forma share count assumes no redemptions and represents 20.0M seller rollover shares, 17.3M Colombier public stockholder shares, and 4.3M Colombier Sponsor shares. Pro Forma share count excludes (i) the effect of outstanding warrants to purchase CLBR common stock, (ii) up to 3M earnout shares potentially issuable to PublicSq. security holders in connection with the transaction and (iii) any future equity awards contemplated to be issued in connection with or following the completion of the transaction.
3. Following completion of the proposed business combination, Michael Seifert, Founder and Chief Executive Officer, will continue to exercise significant control over PublicSq, including through his holdings of a special class of common stock with majority voting rights.

Join us in changing the country – for *good*.

Our goal is to be the premier exchange for the emergence of a new parallel economy that serves pro-American consumers and fuels the growth of thousands of small and medium sized businesses with values similar to Rumble, Black Rifle Coffee, and Chick-Fil-A.

Appendix

Executive Leadership



Michael Seifert
Chief Executive Officer

Michael Seifert is the Founder, CEO, and President at PublicSq. Michael is a recognized thought- leader in the areas of business development, politics, and culture. Michael has a proven track record of growth, as the head of the marketing department for a notable REI firm with over $1B in assets and $3B in transactions, and a background that speaks to his leadership abilities, as the Executive Director of the University program for one of the most successful non-profit organizations in the United States. Michael lives in Carlsbad, California with his wife, Sarah Gabel and their daughter, Lily.



Sebastian Harris
Chief Operating Officer

Sebastian Harris is the Chief Operating Officer and Co- Founder of PublicSq. With over 10 years experience building organizations and teams, Sebastian built Raising Royalty's affiliate marketing program from scratch to seven-figures in less than 12 months, including scaling the team to accommodate new growth. Sebastian has played a central role in many international development projects, including the first Israeli-Palestinian Economic Forum in Jerusalem in 2019. Sebastian and his wife Claire currently live in Carlsbad, California.



Brad Searle
Chief Financial Officer

Brad is the Chief Financial Officer at PublicSq. A CPA by trade, Brad has experience in both public (Big 4) accounting and private accounting (small businesses and large corporations). As the former owner-operator of a small business, Brad recognizes that the American economy was built by small-business owners and that these must thrive for the American dream to remain alive. Brad is from Encinitas, California, where he is an active leader in his local community.



Andy Weisbecker
Chief Product Officer

Andy Weisbecker is the Chief Product Officer at PublicSq. With over 15 years in digital product management, Andy led the development of Target's mobile platforms from zero to over $20B in sales, including industry-leading apps and experiences like Drive Up and Target Wallet. He has a passion for design and using social, emotional, and functional context to build products that help people make progress in their lives. Andy lives in the Twin Cities with his wife Sarah and their six children.



Brian Elkins
Chief Technology Officer

Brian Elkins is the Chief Technology Officer at PublicSq. He has built, grown, and led more than 150+ member cross-functional hardware, software, program and project management, and global customer support teams in the U.S., U.K., Russia, Ukraine, Korea, China, Hong Kong, and India, delivering over $500M in new products and services to market. When he's not behind a computer, he's enjoying the outdoors through long hiking trips and camping. Brian lives in the beautiful state of Montana with his wife and kids.

Post-Closing Board of Directors



Michael Seifert
Chairman

Michael Seifert is the Founder, CEO, and President at PublicSq. Michael is a recognized thought- leader in the areas of business development, politics, and culture. Michael has a proven track record of growth, as the head of the marketing department for a notable REI firm with over $1B in assets and $3B in transactions, and a background that speaks to his leadership abilities, as the Executive Director of the University program for one of the most successful non-profit organizations in the United States. Michael lives in Carlsbad, California with his wife, Sarah Gabel and their daughter, Lily.



Omeed Malik
Director

Omeed Malik is is the Founder and CEO of Farvahar Partners, a boutique investment bank and is the President of 1789 Capital, an investment firm that finances companies in the budding Entrepreneurship, Innovation & Growth ("EIG") economy. Prior, Omeed was a Managing Director and the Global Head of the Hedge Fund Advisory Business at Bank of America Merrill Lynch. Before Wall Street, Omeed was a corporate lawyer at Weil, Gotshal & Manges LLP and has also worked in the United States Senate and House of Representatives. Omeed received a JD, with Honors, from Emory Law School and a BA in Philosophy and Political Science, Cum Laude, from Colgate University. Omeed is a Contributing Editor and minority owner of The Daily Caller and was a Term Member of the Council on Foreign Relations.



Nick Ayers
Director

Nick Ayers is one of America's leading public policy and business strategists. From 2017 to 2019, Nick served in the White House as Assistant to the President and Chief of Staff to the Vice President. Most recently, Nick partnered with Insight Venture Partners to acquire Veeam Software, where he serves as a member of Veeam's board of directors. Governor Brian Kemp also appointed Nick to the board of directors of the Georgia Department of Natural Resources. Time Magazine named Nick one of the "40 most influential people in politics under the age of 40" and The Wall Street Journal called him a "political prodigy." He received a Bachelor of Political Science degree from Kennesaw State University. Nick lives in Atlanta with his wife Jamie and their three children.



Blake Masters
Director

Blake Masters is an entrepreneur and investor. After graduating from Stanford and Stanford Law School, Blake co-founded a successful software startup called Judicata. In 2014, he co-authored the #1 New York Times bestseller on startups and venture capital, titled Zero to One and sold more than 4 million copies. In 2015 Blake became President of the Thiel Foundation, a nonprofit that promotes science and innovation. From 2018 to 2022, Blake was Chief Operating Officer at Thiel Capital, an investment firm that specializes in the technology sector, where he helped grow assets under management by billions of dollars. Blake was Arizona's Republican nominee for the U.S. Senate in 2022 and lives in Arizona with his wife and three boys.

Risk Factors

PublicSq's business is subject to numerous risks, including but not limited to the following:

PublicSq. has a very limited operating history, which makes it difficult to evaluate its business and prospects;

To date, PublicSq. has not generated significant revenues or achieved profitability, and may never generate significant revenues or become profitable;

PublicSq's growth to date may not be sustainable or indicative of future performance;

PublicSq. may not be successful in growing or maintaining the base of consumers and businesses that use its platform;

The market for PublicSq's platform and services may not be as large as PublicSq. believes it to be;

PublicSq's business faces significant competition, and if it is unable to compete effectively, including for business and consumer users of its platform and for advertising spend, its business and operating results would be harmed;

PublicSq's success depends on establishing and maintaining a strong brand and base of business and consumer users of its platform, and any failure to establish and maintain a strong brand or user base would adversely affect PublicSq's future growth prospects;

Negative publicity or media coverage about PublicSq. or persons or businesses associated with PublicSq. could adversely affect PublicSq's reputation and its business, results of operations and future growth prospects;

PublicSq's core values may not always align with the short-term interests of its business;

PublicSq. revenues are and are expected in the future to be dependent in large part on advertising, and any failure to attract advertisers or any change in or loss of relationships with advertisers could adversely affect its business and results of operations;

If user engagement businesses or consumers on PublicSq's platform declines, its revenue, business and operating results may be harmed;

Changes to PublicSq's existing platform and services could fail to attract traffic and advertisers or fail to generate revenue;

If PublicSq. fails to successfully roll out its new e-commerce platform, introduce new platform innovations or expand effectively into new markets, its revenue and its business may be harmed;

PublicSq's planned expansion into the branded consumer products/direct-to-consumer (D2C) business will be subject to numerous risks, including consumer acceptance, cost and supply chain risks, and other risks associated with sourcing, manufacturing, warehousing and logistics, and the loss of key suppliers or logistical service providers could negatively impact PublicSq's business;

If PublicSq. fails to generate and maintain a sufficiently high quality directory on its platform, it may be unable to provide consumers with the information they are looking for, which could negatively impact its traffic and revenue;

PublicSq's user traffic could be adversely affected if consumers perceive the utility of its platform to be limited to finding businesses in the restaurant and shopping categories;

Risk Factors

If PublicSq. does not successfully anticipate market needs and develop products and services and platform enhancements that meet those needs, or if those products, services, and platform enhancements do not gain market acceptance, PublicSq's business, operating results, and financial condition will be adversely impacted;

If PublicSq. fails to maintain adequate operational and financial resources, PublicSq. may be unable to execute its business plan or maintain high levels of service and user satisfaction;

PublicSq. may not be able to scale its systems, technology, or infrastructure effectively or grow its business at the same or similar rate as other comparable companies;

PublicSq. may in the future make acquisitions, and such acquisitions could disrupt its operations, and may have an adverse effect on its operating results;

PublicSq. will be subject to numerous risks relating to the need to comply with data and information privacy laws;

PublicSq. is subject to cybersecurity risks and interruptions or failures in its information technology systems and as it grows, it will need to expend additional resources to enhance its protection from such risks. Any cyber incident could result in information theft, data corruption, operational disruption, loss of users or advertisers on its platform and/or a financial loss that has a material adverse impact on PublicSq's business and that could subject it to legal claims;

If PublicSq. infringes on the intellectual property of others, it could be exposed to substantial losses and face restrictions on its operations;

PublicSq's traffic growth, engagement, and ability to monetize its platform depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that it does not control;

PublicSq's business depends on continued and unimpeded access to its directory information and services on the Internet. If PublicSq. or those who engage with its content experience disruptions in Internet service, or if Internet service providers are able to block, degrade or charge for access to PublicSq's content and services, it could incur additional expenses and the loss of traffic and advertisers;

PublicSq. has offered and intends to continue to offer incentives, including economic incentives, to influencers to join and promote its platform, and these arrangements may involve fixed payment obligations or the issuances of equity that are not contingent on actual revenue or performance metrics generated by the applicable influencer, which may adversely impact PublicSq's financial performance, results of operations and liquidity;

The loss of Michael Seifert, Founder and Chief Executive Officer, or other key personnel, or failure to attract and retain other highly qualified personnel, could harm PublicSq's business;

PublicSq's management team has no prior experience managing a public company;

PublicSq. may be exposed to risk if it cannot enhance, maintain, and adhere to its internal controls and procedures;

As a public company, PublicSq. will incur increased expense associated with the costs of being a public company.

Litigation or legal proceedings could expose PublicSq. to significant liabilities and have a negative impact on PublicSq's reputation or business;

Changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact PublicSq's financial results;

Compliance obligations imposed by new privacy laws, laws regulating social media platforms and online speech in the U.S. and Canada, or industry practices may adversely affect PublicSq's business; and

Following completion of the proposed business combination, Michael Seifert, one of our founders and Chief Executive Officer, will continue to exercise significant control over PublicSq, including through his holdings of a special class of common stock with majority voting rights.

Risk Factors

Colombier is subject to numerous risks, including but not limited to the following:

The risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Colombier's securities;

The risk that the business combination may not be completed by Colombier's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier;

The failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the stockholders of Colombier;

The occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement;

The ability to maintain the listing of Colombier's securities on a national securities exchange;

Costs related to the business combination and the failure to realize anticipated benefits of the business combination or to realize underlying assumptions, including with respect to estimated stockholder redemptions; and

Those factors discussed in Colombier's filings with the SEC and that will be contained in Colombier's registration statement relating to the business combination.

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Investor Presentation

February 2023